THE LAZARD FUNDS, INC.

LAZARD STRATEGIC YIELD PORTFOLIO

Supplement to Prospectus
Dated May 1, 2002

          The Board of Directors of The Lazard Funds, Inc. (the "Funds") recently approved certain changes to the Lazard Strategic Yield Portfolio (the "Portfolio"), effective May 1, 2003.

          Specifically, the Board approved a change of the Portfolio's name to the "Lazard Global High Yield Portfolio." Also, the Board approved a change to the Portfolio's investment strategy.

          Currently, the Portfolio's has flexibility to invest in a wide variety of U.S. and non-U.S. fixed-income securities. The Portfolio typically invests approximately 50% of its total assets in investment grade corporate bonds and mortgage-related and asset-backed securities and 50% of its total assets in fixed-income securities rated below investment grade ("high-yield securities") and non-U.S. dollar denominated fixed-income securities of foreign issuers. However, the Portfolio could always have invested substantially more of its assets in high-yield securities.

          Effective May 1, 2003, it is contemplated that the Portfolio's principal investment strategy will include investing a significant amount of the Portfolio's assets in high-yield securities. By using the term "High Yield" in its name, under normal circumstances the Portfolio would be required to invest at least 80% of its assets in bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody's and as low as the lowest rating assigned by S&P or Moody's, or the unrated equivalent as determined by the Investment Manager. Previously, there was no required minimum or maximum limit. This policy will be a non-fundamental policy of the Portfolio. The percentages of the Portfolio's geographic weights may shift from time to time based on the Investment Manager's judgment.

          The Investment Manager is adjusting the Portfolio's securities holdings to be weighted more heavily toward high-yield securities.

April 3, 2003